SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)  February 25, 2005
                                                       -------------------------

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

        0-556                                                68-0365195
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(Commission File Number)                       (IRS Employer Identification No.)


   200 Vernon Street, Roseville, California                     95678
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   (Address of Principal Executive Offices)                   (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02(b) Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

     On February 25, 2005, SureWest Communications (the "Company") issued a press release announcing the commencement of a search for a President and CEO/Elect as a result of the indication of Brian Strom to the Board of Directors of his intention to ultimately retire from those positions.

     The Registrant's press release announcing the leadership succession plan is attached hereto and incorporated herein by reference as Exhibit 99.1

SECTION 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 99.1 Press Release dated February 25, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUREWEST COMMUNICATIONS

Date: February 25, 2005                By: /s/ Brian H. Strom
                                           -------------------------------------
                                           President and Chief Executive Officer